Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES
Commitments
Capital Spending and Development
We continually perform on-going refurbishment and maintenance at our facilities to maintain our standards of quality. Certain of these maintenance costs are capitalized, if such improvement or refurbishment extends the life of the related asset, while other maintenance costs that do not so qualify are expensed as incurred. The commitment of capital and the related timing thereof are contingent upon, among other things, negotiation of final agreements and receipt of approvals from the appropriate regulatory bodies. We must also comply with covenants and restrictions set forth in our debt agreements.

Acquisitions
We recently announced the Penn National Purchase Agreement and Valley Forge Merger Agreement, pursuant to which we will acquire additional casino properties. See Note 2, Acquisitions and Divestitures, for further discussion of the commitments arising from these agreements.

Kansas Management Contract
As part of the Kansas Management Contract approved by the Kansas Racing and gaming Commission on January 11, 2011, Kansas Star committed to donate $1.5 million each year to support education in the local area in which Kansas Star operates for the duration of the Kansas Management Contract. We have made all distributions under this commitment as scheduled and such related expenses are recorded in Selling, general and administrative expenses on the consolidated statements of operations.

Mulvane Development Agreement
On March 7, 2011, Kansas Star entered into a Development Agreement with the City of Mulvane ("Mulvane Development Agreement") related to the provision of water, sewer, and electrical utilities to the Kansas Star site. This agreement sets forth certain parameters governing the use of public financing for the provision of such utilities, through the issuance of general obligation bonds by the City of Mulvane, paid for through the imposition of a special tax assessment on the Kansas Star site payable over 15 years in an amount equal to the City’s full obligations under the general obligation bonds.

All infrastructure improvements to the Kansas Star site under the Mulvane Development Agreement are complete and the City of Mulvane issued $19.7 million in general obligation bonds related to these infrastructure improvements. As of December 31, 2017 and 2016, under the Mulvane Development Agreement, Kansas Star recorded $1.7 million at each date, which is included in accrued liabilities on the consolidated balance sheets and $8.2 million, net of a $3.5 million discount, and $8.9 million, net of a $4.0 million discount, respectively, which is recorded as a long-term obligation in other liabilities on the consolidated balance sheets. Interest costs are expensed as incurred and the discount will be amortized to interest expense over the term of the special tax assessment ending in 2028. Kansas Star's special tax assessment related to these bonds is approximately $1.7 million annually. Payments under the special tax assessment are secured by irrevocable letters of credit of $5.0 million issued by the Company in favor of the City of Mulvane, representing an amount equal to three times the annual special assessment tax imposed on Kansas Star.

Contingent Payments
In connection with securing the Kansas Management Contract, Kansas Star agreed to pay a former casino project promoter 1% of Kansas Star’s earnings before interest expense, taxes, depreciation and amortization ("EBITDA") each month for a period of 10 years commencing December 20, 2011.

Minimum Assessment Agreement
In 2007, Diamond Jo Dubuque entered into a Minimum Assessment Agreement with the City of Dubuque (the "City"). Under the Minimum Assessment Agreement, Diamond Jo Dubuque and the City agreed to a minimum taxable value related to the new casino of $57.9 million.  Diamond Jo Dubuque agreed to pay property taxes to the City based on the actual taxable value of the casino, but not less than the minimum taxable value. Scheduled payments of principal and interest on the City Bonds will be funded through Diamond Jo Dubuque's payment obligations under the Minimum Assessment Agreement.  Diamond Jo Dubuque is also obligated to pay any shortfall should property taxes be insufficient to fund the principal and interest payments on the City Bonds.

Interest costs under the Minimum Assessment Agreement obligation are expensed as incurred. As of December 31, 2017 and 2016, the remaining obligation under the Minimum Assessment Agreement was $1.9 million at each date, which was recorded in accrued liabilities on the consolidated balance sheets and $13.8 million, net of a $2.6 million discount, and $14.1 million, net of a $2.8 million discount, respectively, which was recorded as a long-term obligation in other liabilities on the consolidated balance sheets. The discount will be amortized to interest expense over the life of the Minimum Assessment Agreement. Total minimum payments by Diamond Jo Dubuque under the Minimum Assessment Agreement are approximately $1.9 million per year through 2036.

Public Parking Facility Agreement
Diamond Jo Dubuque has an agreement with the City for use of the public parking facility adjacent to Diamond Jo Dubuque's casino and owned and operated by the City (the "Parking Facility Agreement"). The Parking Facility Agreement calls for: (i) the payment by the Company for the reasonable and necessary actual operating costs incurred by the City for the operation, security, repair and maintenance of the public parking facility; and (ii) the payment by the Company to the City of $65 per parking space in the public parking facility per year, subject to annual increases based on any increase in the Consumer Price Index, which funds will be deposited into a special sinking fund and used by the City for capital expenditures necessary to maintain the public parking facility. Operating costs of the parking facility incurred by Diamond Jo Dubuque are expensed as incurred. Deposits to the sinking fund are recorded as other assets. When the sinking fund is used for capital improvements, such amounts are capitalized and amortized over their remaining useful life.

Iowa Qualified Sponsoring Organization Agreements
Diamond Jo Dubuque and Diamond Jo Worth are required to pay their respective qualified sponsoring organization, who hold a joint gaming license with Diamond Jo Dubuque and Diamond Jo Worth, 4.50% and 5.76%, respectively, of the casino’s adjusted gross receipts on an ongoing basis. Diamond Jo Dubuque expensed $3.1 million, during the year ended December 31, 2017 and $3.0 million, in the year ended December 31, 2016 and 2015, respectively, related to its agreement. Diamond Jo Worth expensed $5.0 million, $4.9 million, and $5.0 million during the years ended December 31, 2017, 2016, and 2015, respectively, related to its agreement. The Diamond Jo Dubuque agreement expires on December 31, 2018. Diamond Jo Dubuque has entered into an amendment to the existing operating agreement with the qualified sponsoring organization. The new agreement will go into effect on January 1, 2019 and will extend for twelve years, expiring on December 31, 2030. The agreement is subject to review and approval by the state gaming commission. The Diamond Jo Worth agreement expires on March 31, 2025, and is subject to automatic ten-year renewal periods.

Development Agreement
In September 2011, the Company acquired the membership interests of a limited liability company (the "LLC") for a purchase price of $24.5 million. The primary asset of the LLC was a previously executed development agreement (the "Development Agreement") with Wilton Rancheria (the "Tribe"). The purchase price was allocated primarily to an intangible asset associated with the Company's rights under the agreement to assist the Tribe in the development and management of a gaming facility on the Tribe's land.

In July 2012, the Company and the Tribe amended and replaced the agreement with a new development agreement and a management agreement (the "Agreements"). The Agreements obligate us to fund certain pre-development costs, which are estimated to be approximately $1 million to $2 million annually, for the next several years and to assist the Tribe in its development and oversight of the gaming facility construction. Upon opening, we will manage the gaming facility. The pre-development costs funded by us are reimbursable to us with future cash flows from the operations of the gaming facility under terms of a note receivable from the Tribe.

In January 2017, the Company funded the acquisition of land that is the intended site of the Wilton Rancheria casino and, in February 2017, the land was placed into trust by the U.S. Bureau of Indian Affairs for the benefit of the Tribe. The cost of the land will be recorded as a receivable on our consolidated balance sheet, and we expect to be reimbursed for this cost when project financing is in place. Should the project be abandoned, ownership of the land would revert to the Company.

The Agreements provide that the Company will receive future revenue for its services to the Tribe contingent upon successful development of the gaming facility and based on future net revenues at the gaming facility. In September 2017, the California State Legislature unanimously approved, and the Governor of California executed, a tribal-state gaming compact with the tribe allowing the development of the casino. With the compact now in place, we are in the process of finalizing project design and preparation and expect to begin construction mid-2018, with a construction timeline of 18 to 24 months.

Future Minimum Lease Payments and Rental Income
Future minimum lease payments required under noncancelable operating leases, which are primarily related to land leases are as follows:

(In thousands)	Lease Obligations
For the year ending December 31,
2018	$20,642
2019	17,826
2020	15,325
2021	14,330
2022	13,884
Thereafter	314,391
Total	$396,398

Rent expense included in selling, general and administrative expenses on the accompanying consolidated statements of operations for the years ended December 31, 2017, 2016 and 2015 was $30.3 million, $31.0 million, and $29.0 million, respectively, and primarily relates to land leases and advertising-related expenses.

Future minimum rental income, which is primarily related to retail and restaurant facilities located within our properties are as follows:

(In thousands)	Minimum Rental Income
For the year ending December 31,
2018	$3,432
2019	2,371
2020	1,665
2021	930
2022	771
Thereafter	250
Total	$9,419

Contingencies
Legal Matters
We are parties to various legal proceedings arising in the ordinary course of business. We believe that all pending claims, if adversely decided, would not have a material adverse effect on our business, financial position or results of operations.